                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Northrop Grumman Corporation, a Delaware corporation (the "Company"), appoint W. BURKS TERRY and JOHN H. MULLAN, and each or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute and/or file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to the following registration statements, with all exhibits thereto and other documents in connection therewith:

     (1) Registration Statement on Form S-8 filed on July 17, 1987 (File No. 33-15764), as subsequently amended from time to time;

     (2) Registration Statement on Form S-8 filed on June 11, 1993 (File No. 33-49667), as subsequently amended from time to time;

     (3) Registration Statement on Form S-8 filed on June 2, 1995 (File No. 33-59815), as subsequently amended from time to time;

     (4) Registration Statement on Form S-8 filed on June 2, 1995 (File No. 33-59853), as subsequently amended from time to time;

     (5) Registration Statement on Form S-8 filed on May 17, 1996 (File No. 333-03959), as subsequently amended from time to time; and

     (6) Registration Statement on Form S-8 filed on November 25, 1998 (File No. 333-68003), as subsequently amended from time to time.

     Further, the undersigned do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary to be done in and about the foregoing premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of their respective substitute or their substitutes, may lawfully do or cause to be done by virtue hereof.

                           [signature page follows]

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 9th day of July 2001.


               SIGNATURE                                       TITLE

                                                   Chairman of the Board,
                                                   President and Chief Executive
                                                   Officer and Director
         /s/ Kent Kresa                            (Principal Executive Officer)
_______________________________________
             Kent Kresa

                                                   Corporate Vice President and
                                                   Chief Financial Officer
    /s/ Richard B. Waugh, Jr.                      (Principal Financial Officer)
_______________________________________
        Richard B. Waugh, Jr.

                                                   Vice President and Controller
                                                   (Principal Accounting
       /s/ Sandra Wright                           Officer)
_______________________________________
           Sandra Wright

      /s/ John T. Chain, Jr.
_______________________________________                          Director
          John T. Chain, Jr.


_______________________________________                          Director
          Lewis W. Coleman

          /s/ Vic Fazio
_______________________________________                          Director
              Vic Fazio

        /s/ Phillip Frost
_______________________________________                          Director
            Phillip Frost

      /s/ Charles R. Larson
_______________________________________                          Director
          Charles R. Larson

_______________________________________                          Director
            Robert A. Lutz

_______________________________________                          Director
          Aulana L. Peters

_______________________________________                          Director
         John Brooks Slaughter

      /s/ Dr. Ronald D. Sugar
_______________________________________                          Director
          Dr. Ronald D. Sugar

                                       2